UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2015

Par Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)
(713) 969-3293
(Registrant’s telephone number, including area code)
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Par Petroleum Corporation (the “Company”) is filing this Current Report on Form 8-K to recast the consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on March 12, 2015 in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the “Form 10-K”) following a realignment of the Company's segments.

Effective in the first quarter of 2015, the Company changed its reportable segments to separate its retail operations from its prior refining, distribution and marketing segment due to a change in senior leadership, organizational structure, the acquisition of Koko’oha Investments, Inc., a Hawaii corporation (“Koko’oha”), which closed on April 1, 2015 and to reflect how the Company currently makes financial decisions and allocates resources. After the realignment, the Company’s structure consists of the following four segments: (i) refining and distribution, (ii) retail, (iii) natural gas and oil production and (iv) commodity marketing and logistics, each as further described below.

Refining and distribution: After the separation of retail into a new segment, this segment consists of a refinery in Kapolei, Hawaii, refined products terminals, pipelines, a single-point mooring and trucking operations which produce refined products and distribute gasoline and diesel throughout Hawaii. The refinery produces ultra-low sulfur diesel, gasoline, jet fuel, marine fuel, and other associated refined products primarily for consumption in Hawaii.

Retail: This newly separated segment consists of 31 Tesoro branded retail sites, one cardlock facility, five sites operated by third parties and 25 company operated convenience stores.

Natural gas and oil production: This unchanged segment consists of non-operated natural gas and oil assets, which are concentrated in the Company’s 33.37% ownership of Piceance Energy, LLC, a joint venture entity operated by Laramie Energy II, LLC” and focused on producing natural gas in Garfield and Mesa Counties, Colorado. In addition, the Company owns non-operated interests in Colorado and offshore California and overriding royalty interests in New Mexico. The Company’s interests are heavily weighted towards natural gas and natural gas liquids.

Commodity marketing and logistics: This unchanged segment focuses on sourcing, marketing, transporting, and distributing crude oil and refined products. The Company’s logistics capability consists of historical pipeline shipping status, a railcar fleet, and expertise in contracted chartering of tows and barges, with the capability of moving crude oil from land-locked locations in the Western U.S. and Canada to the refining hubs in the Midwest, Gulf Coast, and East Coast regions of the U.S.

As required by Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 280, Segment Reporting, if a public entity changes the structure of its internal organization in a manner that causes the composition of its reportable segments to change, the corresponding information for earlier periods, including interim periods, shall be restated unless it is impracticable to do so. Accordingly, attached as Exhibit 99.1 of this Form 8-K, and incorporated by reference herein, are the following portions of the Form 10-K that have been revised to reflect the realignment of the Company’s segments: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). The segment-specific information in this exhibit is consistent with the presentation of segments in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015, filed with the SEC on May 11, 2015. The change in segments did not impact previously reported consolidated operating income, net income, or earnings per share.

This Current Report on Form 8-K is being filed only for the purposes described above. All other information in the Form 10-K remains unchanged. In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in Exhibit 99.1 of this Form 8-K have been updated solely for matters relating specifically to the segment realignment and related classifications as described above. No attempt has been made in this Current Report on Form 8-K, and it should not be read to modify or update other disclosures as presented in the Form 10-K, to reflect events or occurrences after the date of the filing of the Form 10-K, on March 12, 2015. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Form 10-K, including the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K for the year ended December 31, 2014, filed on March 12, 2015, except to the extent portions of such Form 10-K have been revised in this Current Report on Form 8-K, in which case, they refer to the applicable revised portion in this Current Report on Form 8-K.

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Forward-Looking Statements

Certain statements discussed concerning the Company’s operations, cash flows, financial position, economic performance and financial condition may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (“PSLRA”), or in releases made by the SEC, all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements of the Company and its subsidiaries to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws.

These forward-looking statements are largely based on the Company’s expectations, which reflect estimates and assumptions made by its management. These estimates and assumptions reflect the Company’s best judgment based on currently known market conditions and other factors. Although the Company believes such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond the Company’s control, including:

•	our ability to successfully integrate our acquisition of Koko’oha Investments, Inc. and Mid Pac Petroleum, LLC with our operations and realize the anticipated benefits from the acquisition;

•	our ability to identify all potential risks and liabilities in our due diligence of Koko’oha Investments, Inc. and Mid Pac Petroleum, LLC and their business;

•	the volatility of crude oil prices, natural gas prices and refined product prices;

•	the continued availability of our net operating loss tax carryforwards;

•	our ability to maintain adequate liquidity;

•	our ability to identify future acquisitions and to successfully complete our diligence related to such acquisitions;

•	compliance with legal and/or regulatory requirements;

•	a liquid market for our common stock may not develop;

•	the concentrated ownership of our common stock may depress its liquidity;

•	our ability to generate cash flow may be limited;

•	the strength and financial resources of our competitors may negatively impact our results;

•	many of our products are dangerous or harmful if mishandled;

•	our disclosure controls and procedures and our internal controls over financial reporting may be ineffective;

•	the instability in the global financial system may disrupt our operations;

•	decreasing demand for transportation fuels resulting from global economic downturns;

•	our insurance may be inadequate;

•	operating hazards may result in losses;

•	spills, discharges or other releases of petroleum products or hazardous substances may occur resulting in a significant liability;

•	our level of indebtedness may prove excessive;

•	interruptions of supply and increased cost may result from third-party transportation of crude oil and refined products;

•	our critical information systems may fail;

•	our inability to control activities on properties we do not operate;

•	uncertainties in the estimation of proved reserves and in the projection of future rates of production;

•	declines in the values of our natural gas and oil properties resulting in write-downs; and

•	the success of our risk management strategies is uncertain.

Many of these factors are beyond the Company’s ability to control or predict. These factors are not intended to represent a complete list of the general or specific factors that may affect the Company.

In addition, management’s assumptions about future events may prove to be inaccurate. All readers are cautioned that these forward-looking statements are not guarantees of future performance, and the Company cannot assure any reader that such statements will be realized or that the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors described in “Item 1A - Risk Factors” in the Form 10-K and “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Exhibit 99.1 of this Form 8-K, and elsewhere in the Company’s SEC filings. All forward-looking statements speak only as of the date

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they are made. The Company does not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on the Company’s behalf.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

23.1	Consent of Deloitte & Touche LLP.

23.2	Consent of EKS&H LLLP.

23.3	Consent of Netherland, Sewell & Associates, Inc.

99.1
Items from Par Petroleum Corporation Annual Report on Form 10-K for the year ended December 31, 2014, revised to reflect recast segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8).

99.2	Report of Netherland, Sewell & Associates, Inc.

101.INS	XBRL Instance Document.**

101.SCH	XBRL Taxonomy Extension Schema Document.**

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.**

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.**

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.**

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.**

**     These interactive data files are furnished and deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: May 22, 2015	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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